PRISM VARIABLE ANNUITY Issued by Monumental Life Insurance Company Supplement Dated September 4, 2013 to the Prospectus dated April 30, 1997	PRISM VARIABLE ANNUITY Issued by Transamerica Financial Life Insurance Company Supplement Dated September 4, 2013 to the Prospectus dated October 1, 1998

NEW INVESTMENT CHOICE

The following new investment choice is generally available to policies on or after September 3, 2013.

TRANSAMERICA SERIES TRUST

Subadvised by AEGON USA Investment Management, LLC

TA AEGON Money Market – Initial Class

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Effective close of business on September 30, 2013, the Calvert VP Money Market Portfolio subaccount (the “Subaccount”) will be closed to new investment. “Closed to new investment” means no one can allocate additional amounts (either through policy transfer or additional premium) to the subaccount after September 30, 2013. Effective on or about close of business on November 15, 2013, the Subaccount will be liquidated (the “liquidation date”).

If you have any amount in the Subaccount on October 1, 2013, you may do the following (subject to the terms and conditions contained in the prospectus) until the liquidation date:

•	transfer amounts out of the Subaccount into other subaccounts;
•	withdraw amounts from the Subaccount; and
•	maintain your current investment in the Subaccount.

Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging) directing us to invest in the Subaccount, you need to provide us with new instructions for amounts that would have otherwise gone into the subaccount.

See the prospectus for more information concerning the addition, deletion or substitution of investments.